UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2007

BIONOVO, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-50073 (Commission File Number)	20-5526892 (I.R.S. Employer Identification No.)
	5858 Horton Street, Suite 375 Emeryville, California (Address of principal executive offices)	94608 (Zip Code)
Registrant’s telephone number, including area code: (510) 601-2000

Not applicable
(Former Name or Former Address, if

Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 4, 2007, Bionovo, Inc. issued a press release announcing that its lead drug candidate, MF101, showed positive Phase 2 results for the treatment of hot flashes associated with menopause. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Bionovo, Inc. on June 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIONOVO, INC.

By:	/s/ James Stapleton
Name: James Stapleton
Title: Chief Financial Officer
Date: June 4, 2007

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release issued by Bionovo, Inc. on June 4, 2007.